Exhibit 99.1

HeartCore Partners with Spirit Advisors to Expand Go IPO Consultation Service

NEW YORK, NY and TOKYO, JAPAN – December 20, 2022 – HeartCore Enterprises, Inc. (“HeartCore” or the “Company”), a leading software development company, has partnered with Spirit Advisors LLC (“Spirit”), a boutique advisory firm that bridges Japanese companies with U.S. capital markets, to augment HeartCore’s Go IPO service.

Together, HeartCore and Spirit have signed more than 10 Japanese companies seeking a U.S. exchange listing. The partnership allows the two organizations to leverage mutual capabilities, resources, and economics to further enhance the services provided to Japanese companies and to streamline the IPO process.

“Our partnership with Spirit is a key milestone, as it combines the capabilities of the two largest entities within the Japanese IPO consulting service sector,” said CEO Sumitaka Kanno. “We will now be able to synergistically benefit from the new business including expanding service offerings for interim CFO and financial advisory, corporate development, revenue share, and broadening of institutional appeal. We aim to greatly increase the quantity of our Go IPO clients in 2023 and look forward to updating the market on the results of our partnership.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading software development company offering Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. Furthermore, HeartCore offers “Go IPO,” a consulting service where it assists private companies with uplisting onto the Nasdaq Stock Market. Additional information about the Company’s products and services is available at www.heartcore.co.jp and https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward- looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gatewayir.com

(949) 574-3860